PARAMETRIC ABSOLUTE RETURN FUND
PARAMETRIC COMMODITY STRATEGY FUND

Supplement to Prospectus dated May 1, 2014

1.  The following replaces the sentence on the front cover under “Parametric Commodity Strategy Fund”:

A diversified fund seeking total return

2.  The following paragraph is deleted under “Principal Investment Strategies” in “Fund Summaries – Parametric Commodity Strategy Fund”:

Issuer Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.”  Non-diversified funds face the risk of focusing investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be.

June 10, 2014	15182 6.10.14

PARAMETRIC ABSOLUTE RETURN FUND
PARAMETRIC COMMODITY STRATEGY FUND

Supplement to Statement of Additional Information dated May 1, 2014

The following replaces the “Other Disclosures Regarding Investment Practices” table under “Strategies and Risks”:

Other Disclosures Regarding Investment Practices	Permitted for or Relevant to
	Absolute Return Fund	Commodity Strategy Fund
Asset Coverage	√	√
Average Effective Maturity	√
Borrowing for Investment Purposes
Borrowing for Temporary Purposes	√	√
Diversified Status	√	√
Dividend Capture Trading
Duration	√	√
Events Regarding FNMA and FHLMC	√
Investing in a Portfolio
Investments in the Subsidiary		√
Loan Facility
Option Strategy	√
Participation in the ReFlow Liquidity Program	√	√
Portfolio Turnover	√	√
Securities Lending	√	√
Short-Term Trading	√	√
Significant Exposure to Global Natural Resources Companies
Significant Exposure to Health Sciences Companies
Significant Exposure to Smaller Companies
Significant Exposure to Utility and Financial Services Companies
Tax-Managed Investing

June 10, 2014